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                                     EXHIBIT 3.1



                                                      I HEREBY CERTIFY THAT
                                                      THESE ARE COPIES OF
                                                      DOCUMENTS FILED WITH THE
                                                      REGISTRAR OF COMPANIES ON
                                                      JUL 23 1987
                                                      -------------------------

                                                      -------------------------
                                                      ASSISTANT DEPUTY
                                                      REGISTRAR OF COMPANIES
                                                      FOR THE PROVINCE OF
                                                      BRITISH COLUMBIA

                                        FORM 1

                                     (Section 5)

                                     COMPANY ACT

                                      MEMORANDUM

                                          of

                            NO. 96 SAIL VIEW VENTURES LTD.

         I wish to be formed into a company with limited liability under the Company Act in pursuance of this Memorandum.

1.       The name of the Company is NO. 96 SAIL VIEW VENTURES LTD.

2. The authorized capital of the Company consists of Ten Thousand (10,000) Common shares without par value.

3. I agree to take the number and kind and class of shares in the Company set opposite my name.


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Full Name, Resident Address and                  Number (Kind and Class] of
Occupation of Subscriber                         Shares Taken

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 /s/ James A. Speakman
-----------------------------
JAMES A. SPEAKMAN                                One (1) Common share
                                                 without par value
#205 - 2772 Spruce Street
Vancouver, B.C.
V6H 2R2

Solicitor



TOTAL SHARES TAKEN:                              One (1) Common share
                                                 without par value


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DATED as of the 20th day of July, 1987.